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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549







                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 16, 2002

                           Trikon Technologies, Inc.
             (Exact name of registrant as specified in its charter)


         California                    000-22501            95-4054321
         ----------                    ---------            -----------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
        of incorporation)                                   Identification No.)


Ringland Way, Newport, Gwent NP18 2TA, United Kingdom
-----------------------------------------------------           ------
    (Address of principal executive office)                     (Zip Code)

      Registrant's telephone number, including area code: 44-1633-414-000
                                                          ----------------


 ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 5. Other Events

                  On April 17, 2002, Trikon Technologies, Inc. (the "Company") consummated the sale of 1,093,348 shares of its common stock, no par value (the "Common Stock"), for gross proceeds of approximately $12.6 million in cash. The securities were issued to new and existing institutional investors in a private offering pursuant to Regulation D of the Securities Act of 1933, as amended. Further information is contained in the Company's press release announcing the sale of the Common Stock, which is filed as an exhibit to this current Report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        10.1     Form of Stock Purchase Agreement and Schedule of Investors

        99.1     Press release dated April 16, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 19, 2002        TRIKON TECHNOLOGIES, INC.



                               By:   /s/ Nigel Wheeler
                                     ---------------------------------------
                                     Nigel Wheeler.
                                     Chief Executive Officer,
                                     Chief Operating Officer,
                                     President and Director


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                                  Exhibit Index

10.1        Form of Stock Purchase Agreement and Schedule of Investors

99.1        Press release dated April 16, 2002.